SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X] Preliminary Proxy Statement      [_] Confidential, For Use of the Commission
                                         Only (As Permitted by Rule 14a-6(e)(2))

[_] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               INFINIUM LABS, INC.
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

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    (2) Aggregate number of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:


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[_] Fee paid previously with preliminary materials.


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[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:

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    (2) Form, Schedule or Registration Statement No.:

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    (3) Filing Party:

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    (4) Date Filed:

                               INFINIUM LABS, INC.
                           2033 MAIN STREET, SUITE 309
                             SARASOTA, FLORIDA 34237


                             NOTICE TO STOCKHOLDERS

To all Stockholders of Infinium Labs, Inc.:

         Notice is hereby given that a Special Meeting of Stockholders (the "Special Meeting") of Infinium Labs, Inc., a Delaware corporation (the "Company" or "IFLB"), will be held at _, New York, NY, on February 24, 2005, beginning at 9:00 a.m. Eastern Standard Time. The Special Meeting will be held for the following purpose:

         1. To amend the Company's Certificate of Incorporation to increase the authorized number of shares of Common Stock from 200,000,000 shares to 600,000,000 shares.

         2. To transact such other business as may properly come before the meeting or any postponements or adjournments thereof.

         January 13, 2005, has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Special Meeting and any postponements or adjournments thereof, and only stockholders of record at the close of business on that date are entitled to such notice and to vote at the Special Meeting.

         We hope that you will use this opportunity to take an active part in the affairs of the Company by voting on the business to come before the Special Meeting either by executing and returning the enclosed Proxy Card or by casting your vote in person at the Special Meeting.

         STOCKHOLDERS UNABLE TO ATTEND THE SPECIAL MEETING IN PERSON ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. A STAMPED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. IF A STOCKHOLDER RECEIVES MORE THAN ONE PROXY CARD BECAUSE HE OR SHE OWNS SHARES REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH PROXY CARD SHOULD BE COMPLETED AND RETURNED.

         By order of the Board of Directors of the Company.

                                                /s/ Timothy M. Roberts
                                                Timothy M. Roberts,
                                                Chairman of Board and
                                                Chief Executive Officer


Sarasota, Florida
January 24, 2004

                               INFINIUM LABS, INC.
                           2033 MAIN STREET, SUITE 309
                             SARASOTA, FLORIDA 34237



                                 PROXY STATEMENT

General

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Infinium Labs, Inc., a Delaware corporation (the "Company"), for use at the Special Meeting of Stockholders (the "Special Meeting") to be held at _, New York, NY, on February 24, 2005, beginning at 9:00 a.m. Eastern Standard Time, and any postponements or adjournments thereof for the purposes set forth in the accompanying Notice of Special Meeting. The telephone number of the Company is (941) 556-8000 and its facsimile number is (941) 917-0782. This Proxy Statement and the accompanying form of proxy will be first mailed to stockholders on or about January 24, 2005.



Record Date and Voting

         January 13, 2005 has been fixed as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Special Meeting, and any postponements or adjournments thereof. As of the Record Date, there were 126,729,584 shares of the Company's common stock, $0.001 par value per share (the "Common Stock"), issued and outstanding. A majority of the shares entitled to vote, present in person or represented by proxy, will constitute a quorum at the meeting. With respect to the tabulation of proxies for purposes of constituting a quorum, abstentions and broker non-votes are treated as present.

         Each share of Common Stock issued and outstanding on the Record Date is entitled to one vote on any matter presented for consideration and action by the stockholders at the Special Meeting. Approval for all proposals, except for the increase in authorized common stock proposal, require the affirmative vote of the holders of a majority of the outstanding shares of capital stock present in person or represented by proxy at the meeting and entitled to vote on the subject matter. Approval for an increase in the authorized common stock of the Company will require the affirmative vote of the holders of a majority of the issued and outstanding shares of common stock of the Company.

         Unless otherwise instructed, proxies solicited by the Company will be voted "FOR" the approval of each of the proposals as described in this Proxy Statement and, at the proxy holders' discretion, on such other matters, if any, which may come before the Meeting (including any proposal to adjourn the Meeting).

         A stockholder giving a proxy has the power to revoke it at any time before it is exercised by giving written notice of revocation to the Secretary of the Company, by executing a subsequent proxy, or by attending the Special Meeting and voting in person. Subject to any such revocation, all shares represented by properly executed proxies will be voted in accordance with the specifications on the enclosed proxy card.

         The cost of soliciting proxies, including expenses in connection with preparing and mailing this Proxy Statement, will be borne by the Company. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of Common Stock of the Company for their expenses in forwarding proxy material to such beneficial owners. Solicitation of proxies by mail may be supplemented by personal solicitation by the Directors, officers or employees of the Company. No additional compensation will be paid to Directors, officers or employees for such solicitation.

                                 PROPOSAL NO. 1

   AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO INCREASE NUMBER OF SHARES
        OF AUTHORIZED COMMON STOCK FROM 200,000,000 TO 600,000,000 SHARES

         The Board of Directors authorized an amendment to our Articles of Incorporation to increase the number of our authorized shares. Subject to shareholder approval, Article Fourth, Section 1 would be amended to read as follows and would be filed with the Delaware Secretary of State:

"FOURTH: Capital Stock

1. The Corporation is authorized to issue 600,000,000 shares of common stock, par value $0.0001 per share."

         As of the Record Date, a total of 126,729,584 shares of the Company's currently authorized 200,000,000 shares of Common Stock are issued and outstanding. The terms of the additional shares of common stock will be identical to those of the currently outstanding shares of common stock. However, because holders of common stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, the issuance of additional shares of common stock will reduce the current stockholders' percentage ownership interest in the total outstanding shares of common stock. This amendment will not alter the current number of issued shares. The relative rights and limitations of the shares of common stock would remain unchanged under this proposal.

         The increase in the number of authorized but unissued shares of common stock would enable the Company, without further stockholder approval, to issue shares from time to time as may be required for proper business purposes, such as raising additional capital for ongoing operations, business and asset acquisitions, stock splits and dividends, present and future employee benefit programs, converting debt to equity and other corporate purposes. IF APPROVED, THE COMPANY HAS NO PRESENT INTENTIONS TO ISSUE ANY OF THE NEWLY AUTHORIZED SHARES OF COMMON STOCK.

         If the shareholders approve the increase in authorized capital stock, the ratio of issued-to-authorized shares would increase from approximately 1:1 to 1:5. The Company believes this dramatic increase is in the best interest of the Company because it would be able to issue shares from time to time as may be required for proper business purposes, such as raising additional capital for ongoing operations, business and asset acquisitions, stock splits and dividends, present and future employee benefit programs and other corporate purposes, without the expense and time of obtaining stockholder approval.

         In addition, one of the effects of proposed amendment might be to enable the Board to render it more difficult to, or discourage an attempt to, obtain control of the Company by means of a merger, tender offer, proxy contest or otherwise, and thereby protect the continuity of present management. The Board would, unless prohibited by applicable law, have additional shares of common stock available to effect transactions (such as private placements) in which the number of the Company's outstanding shares would be increased and would thereby dilute the interest of any party attempting to gain control of the Company. Such action could discourage an acquisition of the Company, which stockholders might view as desirable.


                          RECOMMENDATION OF THE BOARD:

      THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO INCREASE NUMBER OF SHARES OF AUTHORIZED COMMON STOCK

                      OTHER BUSINESS OF THE SPECIAL MEETING

         Management is not aware of any matters to come before the Special Meeting or any postponement or adjournment thereof other than the amendment of the certificate of incorporation. However, inasmuch as matters of which Management is not now aware may come before the meeting or any postponement or adjournment thereof, the proxies confer discretionary authority with respect to acting thereon, and the persons named in such proxies intend to vote, act and consent in accordance with their best judgment with respect thereto, provided that, to the extent the Company becomes aware a reasonable time before the Special Meeting of any matter to come before such meeting, the Company will provide an opportunity to vote by proxy directly on such matter. Upon receipt of such proxies in time for voting, the shares represented thereby will be voted as indicated thereon and as described in this Proxy Statement.

                             ADDITIONAL INFORMATION

         The Company's annual report on Form 10-KSB for the past fiscal year and quarterly report on Form 10-QSB for the period ending September 30, 2004 are being delivered to you with this proxy statement. The Company will furnish a copy of any exhibit thereto or other information upon request by a stockholder to Timothy M. Roberts, Infinium Labs, Inc., 2033 Main Street, Suite 309, Sarasota, Florida 34237, telecopier number (941) 917-0782.



                                        By Order of the Board of Directors

                                        /s/ Timothy M. Roberts
                                        ----------------------------------
                                        Timothy M. Roberts
                                        Chairmen of the Board and
                                        Chief Executive Officer

Sarasota, Florida
January 24, 2005

                               INFINIUM LABS, INC.

                Special Meeting of Stockholders February 24, 2005

           This Proxy is solicited on behalf of the Board of Directors

         The undersigned stockholder(s) of Infinium Labs, Inc., a Delaware corporation, hereby acknowledge(s) receipt of the Proxy Statement dated January 24, 2005, and hereby appoint Timothy M. Roberts, proxies and attorney-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Special Meeting of Stockholders of Infinium Labs, Inc., to be held on February 24, 2005 at 9:00 a.m., Eastern Standard Time, _____, and at any adjournment or adjournments thereof, and to vote (including cumulatively, if required) all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side:


          PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY
                            IN THE ENCLOSED ENVELOPE


          (Continued, and to be signed and dated, on the reverse side.)

                               INFINIUM LABS, INC.

     THE DIRECTORS RECOMMEND A VOTE "FOR" ITEM 1


     VOTE ON PROPOSALS
                                                                                 For      Against      Abstain
     1.  Proposal to approve the amendment of the Company's certificate of       [ ]      [ ]          [ ]
         incorporation to increase the authorized number of shares of Common
         Stock to 600,000,000.


     2. In their discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.


     The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Stockholder(s). IF NO DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR ITEMS 1 AND 2. If any other matters properly come before the meeting, or if cumulative voting is required, the person named in this proxy will vote in their discretion.


     _______________________                            Date:__________
     Signature

     _______________________                            Date:__________
     Signature (Joint Owners)

EXHIBIT A


                            CERTIFICATE OF AMENDMENT
                                       TO
                          CERTIFICATE OF INCORPORATION
                                       OF
                               INFINIUM LABS, INC.

      Infinium Labs, Inc. (the "CORPORATION") a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

      1.    The name of the Corporation is Infinium Labs, Inc.

      2. Article Fourth of the Certificate of Incorporation, as amended, is hereby amended to: a. Amend the first sentence of Article Fourth to read in its entirety as follows:

            i. The Corporation is authorized to issue 600,000,000 shares of common stock, par value $0.0001 per share."

      3. That the aforesaid amendment has been consented to and authorized by the holders of a majority of the issued and outstanding stock entitled to vote by written consent given in accordance with the provisions of the Delaware General Corporation Law.

      IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed this __ February day of 2005.



                                                By:___________________________
                                                Name: Timothy M. Roberts
                                                Title: Chief Executive Officer